MGI FUNDS™

SUPPLEMENT TO
THE CLASS S SHARES AND CLASS Y SHARES PROSPECTUSES
DATED JULY 31, 2010, AS SUPPLEMENTED ON AUGUST 13, 2010,
OCTOBER 1, 2010, AND OCTOBER 20, 2010

The date of this Supplement is December 16, 2010.

The following changes are made in the prospectuses of the Class S shares (the “Class S Shares Prospectus”) and of the Class Y-1, Y-2, and Y-3 shares (the “Class Y Shares Prospectus”) of MGI Funds:

1.           The information relating to Grantham, Mayo, Van Otterloo & Co. LLC located on page 27 and page 60 of the Class S Shares Prospectus and on page 28 and page 61 of the Class Y Shares Prospectus, is deleted in its entirety.

2.           The following information relating to the MGI Non-US Core Equity Fund is added under the caption “Fund Management—Subadvisors and Portfolio Managers,” on pages 27-28 of the Class S Shares Prospectus and on pages 28-29 of the Class Y Shares Prospectus:

Arrowstreet Capital, Limited Partnership (“Arrowstreet”)
•	Peter Rathjens, Ph.D., Partner, Chief Investment Officer, joined Arrowstreet in 1999. Mr. Rathjens began managing an allocated portion of the Fund’s portfolio in December 2010.
•	John Capeci, Ph.D., Partner, Head of Portfolio Management, joined Arrowstreet in 1999. Mr. Capeci began managing an allocated portion of the Fund’s portfolio in December 2010.
•	Tuomo Vuloteenaho, Ph.D., Partner, Co-Head of Research, joined Arrowstreet in 2005. Mr. Vuloteenaho began managing an allocated portion of the Fund’s portfolio in December 2010.

3.           The following information relating to the MGI Non-US Core Equity Fund is added immediately following the Securities Selection paragraphs for AllianceBernstein L.P. on page 60 of the Class S Shares Prospectus and page 61 of the Class Y Shares Prospectus:

Arrowstreet Capital, Limited Partnership (“Arrowstreet”), located at 200 Clarendon Street, 30th Floor, Boston, Massachusetts  02116, serves as a subadvisor to the Fund as of December 14, 2010.  Arrowstreet is privately owned by members of its senior management team.  Arrowstreet is an investment adviser registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended.

The allocated portion of the Fund’s portfolio managed by Arrowstreet is managed on a team basis.  Drs. Peter Rathjens, Ph.D., John Capeci, Ph.D., and Tuomo Vuloteenaho, Ph.D., are primarily responsible for the day-to-day management of Arrowstreet’s allocated portion of the Fund’s portfolio.  Drs. Rathjens and Capeci joined Arrowstreet in 1999 and Dr. Vuloteenaho joined

Arrowstreet in 2005.   Prior to joining Arrowstreet, Dr. Rathjens served in various capacities, most recently as Chief Investment Officer of PanAgora Asset Management.  Prior to joining Arrowstreet, Dr. Capeci served as Director of Research of PanAgora Asset Management.  Prior to joining Arrowstreet, Dr. Vuloteenaho served as an Associate Professor of Economics at Harvard University.   The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

Arrowstreet generally constructs its portfolios by using proprietary econometric models and a proprietary optimization process that balances the trade-off between a stock’s expected return, its contribution to portfolio level risk, portfolio specific restrictions, and its opportunity costs relative to trading costs.  Buys and sells occur when opportunities arise that improve the portfolio’s risk adjusted benchmark relative expected returns, net of amortized transaction costs.

MGI FUNDS™

SUPPLEMENT TO
THE STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2010, AS SUPPLEMENTED ON AUGUST 13, 2010,
OCTOBER 1, 2010, AND OCTOBER 20, 2010

The date of this Supplement is December 16, 2010.

The following changes are made in the Statement of Additional Information of MGI Funds:

1.           The information relating to Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), located on page 43, page B-153 (and continuing through page B-158) of Appendix B, and page C-14 (and continuing on page C-15) of Appendix C, is deleted in its entirety.

2.           In the section entitled “Subadvisors and Portfolio Managers,” the following information is added immediately following the description of AllianceBernstein LLP on page 43:

Arrowstreet Capital, Limited Partnership (“Arrowstreet”), 200 Clarendon Street, 30th Floor, Boston, Massachusetts  02116, serves as a subadvisor to the MGI Non-US Core Equity Fund.  Arrowstreet is privately owned by members of its senior management team.  Arrowstreet is an investment adviser registered with the SEC.

3.           In Appendix B, entitled “Proxy Voting Policies,” the following is added immediately following the proxy voting policies and procedures of AllianceBernstein LLP on page B-153:

ARROWSTREET CAPITAL, LIMITED PARTNERSHIP

PROXY VOTING POLICY & PROCEDURES

Arrowstreet Capital, Limited Partnership (“Arrowstreet”) has adopted this Policy and related procedures to provide for voting of securities held in client accounts consistent with its fiduciary duty of care and loyalty and in a manner consistent with the best interest of the client and, in the case of benefit plans subject to ERISA, in the best interest of the plan participants and beneficiaries.

Accounts Subject to this Policy

This Policy applies to all client securities for which Arrowstreet has discretionary voting authority.  This Policy does not apply to securities held in any client account to the extent voting authority is retained by the client or directed by the client to be exercised by another party.

In any case where Arrowstreet has discretionary authority to manage a client’s account but the agreement governing the client’s account does not expressly address voting authority, Arrowstreet will exercise voting authority under this Policy until the agreement with the client expressly provides otherwise.  In any case where Arrowstreet does not have discretionary authority to manage the investments in an account and the agreement governing the account does not expressly address voting authority, Arrowstreet will not exercise such authority.

Policy to Delegate to Third Party Voting Service

Arrowstreet believes that, due to the particular features of Arrowstreet’s management style and organization, it is in the best interests of its clients for Arrowstreet to use a third party service provider to assist in fulfilling its voting responsibilities.  Accordingly, Arrowstreet has currently delegated Institutional Shareholder Services (“ISS”), the responsibility to:

•	monitor events affecting the issuers of client securities as required to cast informed votes;

•	make decisions on voting client securities and vote the securities in a timely fashion; and

•	maintain all records concerning the foregoing required by the Securities and Exchange Commission, the Department of Labor and otherwise with respect to Arrowstreet’s clients.

ISS maintains a set of proxy voting guidelines that describe in greater detail how it generally votes specific issues for Arrowstreet’s clients.  While it is not an exhaustive list, it is intended to serve as the foundation on which ISS makes most of its proxy voting decisions.  The guidelines are available to clients upon request.  Arrowstreet will review ISS’s proxy voting policy and guidelines from time to time to determine if votes cast on behalf of Arrowstreet’s clients are consistent with its stated policy and guidelines.

Client Voting Directions

Arrowstreet does not generally accept directions or guidelines from clients regarding the voting of securities held in their accounts other than to assign the responsibility for voting to a third party service selected by either the client or Arrowstreet.  Arrowstreet recommends that any client wishing to direct the voting of its securities should either retain the voting authority itself or grant such authority to another party.  Any such action must be reflected in the client’s account agreement.  Arrowstreet may accept client voting directions or guidelines only with the approval of the Coordinator, as defined below.  If the Coordinator agrees that Arrowstreet may accept voting directions from a particular client, the Coordinator will establish a mechanism to ensure that those directions are considered when the client’s securities are voted.

 Limitations on Exercising Right to Vote

The following are limitations on Arrowstreet’s and its third party provider’s ability to vote proxies on behalf of clients:

Shareblocking Markets

Arrowstreet may in certain cases refrain from voting if voting could potentially restrict Arrowstreet’s ability to sell out of a particular name for a certain duration.  This is often the case in markets that follow the practice of “shareblocking”.  Since voting rights or trading rights can be affected in securities held in shareblocking markets, Arrowstreet generally instructs ISS to refrain from voting in shareblocking markets.

Securities Lending

Certain clients engage in securities lending programs, under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation.  As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy.  Because neither Arrowstreet nor ISS are generally aware of when a security may be on loan, these securities cannot generally be recalled prior to the record date, and, therefore, in most cases, the shares on loan will not be voted.

Conflicts of Interest

Arrowstreet manages the assets of various public and private company clients, and may invest in the equity securities of certain public companies on behalf of its clients.1  Arrowstreet recognizes that the potential for conflicts of interest could arise in situations where it has discretion to vote client proxies and where it has material business relationships2 or material personal/family relationships3 with these issuers (or with a potential target or acquirer, in the case of proxy vote in connection with a takeover).  Arrowstreet also believes that although the potential for abuse in this area is extremely unlikely since the proxy voting function has been delegated to its third party voting service, it is still important to be mindful of potential conflicts.  To address these potential conflicts Arrowstreet has established a Proxy Voting Committee (“the Committee”).  The Committee consists of the Partner, Finance and Compliance and designated Compliance Officers.  The Committee will use reasonable efforts to determine whether a potential conflict may exist, including maintaining a list of clients with whom Arrowstreet has a material business relationship.

1 It is Arrowstreet’s general policy not to invest in private securities such as Rule 144A securities.  If a portfolio were to hold a private security, however, and a proxy needed to be voted, we would vote in accordance with our established proxy voting policy including our process for voting securities where a conflict of interest was present.

2 For purposes of this proxy voting policy, a “material business relationship” is considered to arise in the event a client has contributed more than 10% of Arrowstreet’s annual revenues for the most recent fiscal year or is reasonably expected to contribute this amount for the current fiscal year.

3 For purposes of this proxy voting policy, a “material personal/family relationship” is one that would be reasonably likely to influence how proxies are voted.  To identify any such relationships, the Proxy Voting Committee will obtain information on a regular basis about (i) senior executives and directors, and (ii) personal and/or immediate family investments of such employees in issuers which exceed 5% of the outstanding stock of the issuers.

However, a potential conflict will be deemed to exist only if one or more of the members of the Committee actually knows of the potential conflict.  The Committee will work with ISS to oversee the proxy voting process for securities where it is believed that there may be a potential conflict, and will document ISS’s rationale for its voting decision.

It is Arrowstreet’s policy not to accept any input from any other person or entity in connection with proxy voting decisions.  In the event that an Arrowstreet employee is contacted by any person or entity, other than ISS or through standard materials available to all shareholders, with a recommendation on how to vote a specific proxy, the event will be reported to the Compliance Officer and will be documented.  Final decisions on proxy voting will ultimately be made with the goal of enhancing the value of clients’ investments.

Proxy Voting Procedures

Arrowstreet’s Proxy Coordinator

Arrowstreet’s proxy coordinator (“Coordinator”) will be one or more individuals appointed by its board of directors from time to time.  The Coordinator will be responsible for implementing this Policy.  In general, the Coordinator will:

•	investigate and select one or more third party voting services;

•	monitor the performance of the third party voting service(s) used by Arrowstreet for compliance with this Policy;

•	provide for necessary recordkeeping and client disclosures;

•	monitor the relevant operations of Arrowstreet and its custodians, including the operation of this Policy; and

•	report periodically to the board of directors on the operation of this Policy and make recommendations for any changes to the board of directors.

The Coordinator may delegate any of his or her responsibilities to other Arrowstreet personnel, provided that the Coordinator exercises such oversight and control as to ensure compliance with this Policy.

Coordination with Custodian

The Coordinator will provide for coordination between Arrowstreet, the custodian(s) of all client accounts subject to this Policy, and the respective third party service provider(s) to facilitate the delivery of all proxies and related materials for the respective client securities in a timely manner.

Interpretation; Waivers; Amendment

The Coordinator may, subject to the oversight of the board of directors, interpret this Policy and adopt additional procedures for its administration.  The Coordinator may waive any provision of this Policy in any particular case if consistent with the goals of the Policy.  The board of directors may amend this Policy in any respect.  All such actions will be in compliance with SEC Rule 206(4)-6 or any successor provision.

Third Party Voting Services

Initial Investigation

Before engaging a third party voting service, the Coordinator will make reasonable inquiry to ensure that the voting policies of the service provider are consistent with the client’s best interests.  Such inquiry will include a review of the service’s qualifications and capacity to perform the services required, its policies and procedures for monitoring corporate events and making voting decisions, and its procedures for resolving material conflicts between its interests and those of the client accounts for which it votes.

Recordkeeping; Reporting

The Coordinator will obtain the commitment of any such third party service provider to produce its policies and all applicable voting records as promptly as necessary for Arrowstreet to comply with its regulatory and client obligations.

Periodic Monitoring

The Coordinator’s periodic review of the operation of this Policy will include monitoring the performance of each third party service provider retained by Arrowstreet to ensure, among other things, that client securities are actually being voted in accordance with the provider’s stated policies and that any changes to such policies are in the clients’ best interest.

Disclosure to Clients

Arrowstreet will make disclosure to clients of this Policy and how they may obtain information on how Arrowstreet voted with respect to their securities.

Recordkeeping

The Coordinator will provide that the following records related to the implementation of this Policy to be maintained by Arrowstreet or, subject to appropriate commitments to provide the same upon request, its third party service provider in the manner and for such period as is required by SEC Rule 204-2:

•	Copies of all proxy voting policies and procedures;

•	A copy of each proxy statement received regarding client securities, other than any that is available via the SEC’s EDGAR system;

•	A record of each vote cast by or on behalf of Arrowstreet with respect to client shares;

•
A copy of each written client request for information on how Arrowstreet or its third party service provider voted that client’s shares, and a copy of any written response by Arrowstreet to any written or oral client request for such information; and

•	A copy of each document prepared by Arrowstreet material to making a decision on how to vote proxies on behalf of a client, or that records the basis for the decision.

4.           In Appendix C, entitled “Additional Information About the Funds’ Portfolio Managers,” the following information is added immediately following the tables containing Other Accounts information for AllianceBernstein LLP, on page C-14:

Arrowstreet Capital, Limited Partnership (“Arrowstreet”)

The portfolio managers who are primarily responsible for the day-to-day management of Arrowstreet’s allocated portion of the Fund’s portfolio are Drs. Peter Rathjens, Ph.D., John Capeci, Ph.D., and Tuomo Vuloteenaho, Ph.D.

Arrowstreet’s compensation system is specifically designed to attract, motivate, and retain talented professionals.  Arrowstreet’s compensation structure for investment professionals consists of a competitive base salary and bonus.  Bonuses are paid on an annual basis.  Bonus targets are set for each individual at the start of every year.  Generally, bonus amounts are determined using the following factors:  Arrowstreet’s investment performance; Arrowstreet’s business performance; and individual achievement.

In addition, Arrowstreet seeks to maintain a commitment whereby deserving professionals within the organization increase responsibility and accountability over time.  Ownership is reviewed annually.

In addition to the Fund, Drs. Rathjens, Capeci, and Vuloteenaho each manage:

	Total Accounts		Accounts with Performance Fees
Other Accounts*	Number	Assets (in millions)	Number	Assets (in millions)
Registered Investment Companies	2	$388.4	1	$44.1
Other Pooled Investment Vehicles	32	$7,402.7	1	$265.2
Other Accounts	66	$24,208.8	7	$5,097.2
*As of October 31, 2010